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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 1, 2001

                             ---------------------

                              GENZYME CORPORATION

             (Exact name of registrant as specified in its charter)

                                    0-14680
                            (Commission file number)

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
        MASSACHUSETTS                            06-1047163
 (State or other jurisdiction         (IRS Employer Identification No.)
              of
incorporation or organization)

     ONE KENDALL SQUARE,                            02139
   CAMBRIDGE, MASSACHUSETTS                      (Zip Code)
    (Address of principal
      executive offices)
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              Registrant's telephone number, including area code:
                                 (617) 252-7500

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NOTE REGARDING REFERENCES TO GENZYME DIVISIONS AND SERIES OF STOCK

    Throughout this Form 8-K, the words "we," "us," "our" and "Genzyme" refer to Genzyme Corporation and all of its operating divisions taken as a whole. In addition, we refer to Genzyme General Division as "Genzyme General" and Genzyme Biosurgery Division as "Genzyme Biosurgery." We refer to Genzyme General Division Common Stock as "Genzyme General Stock" and Genzyme Biosurgery Division Common Stock as "Biosurgery Stock."

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    As reported on our current report on Form 8-K dated and effective June 1, 2001 (filed June 6, 2001), we completed the acquisition of Wyntek
Diagnostics, Inc., a privately-held California corporation, through the purchase of all the issued and outstanding capital stock of Wyntek pursuant to a Stock Purchase Agreement, dated as of April 30, 2001, among Wyntek, all of the shareholders of Wyntek, and a representative and alternative representatives of the shareholders of Wyntek.

    As reported on our current report on Form 8-K dated and effective June 30, 2001 (filed July 12, 2001), we completed the acquisition of Focal, Inc. The acquisition was structured as a merger of one of our wholly-owned subsidiaries with and into Focal pursuant to an Agreement and Plan of Merger dated as of April 25, 2001 among Genzyme, Sammy Merger Corp. and Focal.

    This current report on Form 8-K is being filed to include the unaudited pro forma combined financial information set forth in Exhibit 99.1 hereto which describes the pro forma effect of our acquisitions of Focal and Wyntek on the unaudited statements of operations of Genzyme Corporation, Genzyme General, the division to which we allocated the assets, liabilities and operations of Wyntek, and Genzyme Biosurgery, the division to which we allocated the assets, liabilities and operations of Focal, for the six months ended June 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits:

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          2    Agreement and Plan of Merger, dated as of April 25, 2001,
               among Genzyme Corporation, Sammy Merger Corp. and Focal, Inc. Attached as Annex A to the proxy statement/prospectus contained in Genzyme's registration statement on Form S-4 (No. 333-61296) filed with the SEC on May 21, 2001 and incorporated herein by reference.

         99.1 Unaudited pro forma combined financial information describing the pro forma effect of Genzyme's acquisitions of Wyntek Diagnostics, Inc. and Focal, Inc. on the unaudited statements of operations of Genzyme Corporation, Genzyme General, the division to which we allocated the assets, liabilities and operations of Wyntek, and Genzyme Biosurgery, the division to which we allocated the assets, liabilities and operations of Focal, for the six months ended June 30, 2001. Filed herewith.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                       GENZYME CORPORATION

                                                       By:  /s/ MICHAEL S. WYZGA
                                                            -----------------------------------------
                                                            Michael S. Wyzga
                                                            SENIOR VICE PRESIDENT, FINANCE;
                                                            CHIEF FINANCIAL OFFICER AND
Dated: August 28, 2001                                      CHIEF ACCOUNTING OFFICER
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